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                                                                 EXHIBIT 10.17.1

                               REDWOOD TRUST, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                          (AMENDED THROUGH MAY 8, 2003)

         The Board of Directors of Redwood Trust, Inc. a corporation, ("Company") has adopted this Executive Deferred Compensation Plan ("Plan") effective June 1, 2002.

         1.       PURPOSE

         The primary purpose of the Plan is to provide the opportunity to defer compensation to a select group of management, highly compensated employees and independent directors. The plan is intended to be a top-hat plan described in
Section 201(2) of the "ERISA".

         2.       DEFINITIONS AND CAPITALIZED TERMS

         The capitalized terms, set forth in alphabetical order defined below, are used throughout the Plan.

                  (a)      "Annual Base Salary" refers to the term defined in
                           Section 5.2(a)

                  (b)      "Annual Bonus" refers to the term defined in Section
                           5.2(b).

                  (c)      "Beneficiary" refers to the term defined in Section
                           8.5.

                  (d) "Board" or "Board of Directors" refers to the Board of Directors of the Company.

                  (e)      "Cash DERs" refers to DERs payable in cash.

                  (f) "Change of Control" refers to the occurrence of any of the following:

                           (1) any "person," as such term is used in Sections
13(d) and 14(d) of the Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates or in one or more transactions approved or consented to by the Board) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                           (2) during any period of two consecutive years (not
including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board,


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and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

                           (3) a merger or consolidation of the Company with any
other corporation is consummated, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 55% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                           (4) a sale or disposition by the Company of all or
substantially all of the Company's assets is consummated; or

                           (5) the stockholders of the Company approve a plan of
complete liquidation of the Company.

                  (g) "Code" refers to the Internal Revenue Code of 1986, as amended from time to time.

                  (h) "Committee" refers to the Company's Compensation
Committee.

                  (i) "Company" refers to Redwood Trust, Inc. a Maryland corporation and any of its subsidiaries.

                  (j) "Compensation" refers to Annual Base Salary, Annual Bonus, Cash DERs, Incentive Payments, Retainers, Fees and such other bonuses and incentive payments as may be designated by the Committee under Section 5.2(f).

                  (k) "Deferral" means an amount of Compensation deferred pursuant to a Deferral Election.

                  (l) "Deferral Account" refers to the bookkeeping entries established and maintained by the Company for the purpose of recording (i) the amounts of Compensation deferred by a Participant, (ii) and interest and stock accruals with respect to those amounts, and (iii) any distributions to a Participant or Beneficiary.

                  (m) "Deferral Crediting Date" refers to the term defined in
Section 6.1.

                  (n) "Deferral Election" means a Participant's irrevocable election to defer receipt of Compensation to a later Plan Year.


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                  (o) "DERs" shall mean Dividend Equivalent Rights.

                  (p) "Director" refers to any non-management director of the Board of Directors of the Company.

                  (q) "Distribution Date" means the date or dates on which Compensation being deferred will be distributed, as selected by the Participant on the Deferral Election form. The term Distribution Date does not include other dates on which amounts may be distributed to a Participant under the Plan such as upon total disability, death, Unforeseeable Financial Emergency, or termination of employment other than upon Retirement.

                  (r) "Effective Date" refers to June 1, 2002 with respect to Compensation first earned, determined or payable after that date.

                  (s) "Employee" refers to any employee, within the meaning of
Section 3121(d) of the Code, who is highly compensated, has the title of Vice President, President or Chief Executive Officer, or is otherwise a member of management selected by the Committee to participate in this Plan. The Committee shall determine whether an employee is to be considered highly compensated, applying a definition with a dollar threshold at least as high as that set under
Section 401(a) of the Code from time to time with respect to qualified plans. Where the Committee considers appropriate in applying the provisions of this Plan, the term Employee shall include only persons who are Participants or Inactive Participants under Plan.

                  (t) "ERISA" refers the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  (u) "Fees" refers to meeting and other fees payable to Directors of the Company, in addition to Retainers.

                  (v) "GAAP" refers to generally accepted accounting principles, applied on a consistent basis, stated in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, or in statements and pronouncements of the Financial Accounting Standards Board or in such other statements by another entity or entities as may be approved by a significant segment of the accounting profession.

                  (w) "Inactive Participant" refers to an Employee who has elected to defer Compensation under the Plan during a previous Plan Year but who does not defer any Compensation payable during the current Plan Year.

                  (x) "Incentive Payment" refers to any payment of the Company's Common Stock due upon exercise of a non-qualified stock option or pursuant to a deferred stock award under one of the stock-based incentive plans of the Company.

                  (y) "Interest Account" means the account under which interest is credited to a Participant's Deferral Account each Plan Year.


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                  (z) "Interim Period" means with respect to any payment made to a Participant under the Plan, the period beginning January 1 of the year in which such payment is made and ending on the date of such payment.

                  (aa) "Interim Rate of Return" is the rate that is credited on amounts distributed from the Interest Account during a Plan Year for the period from January 1 of such Plan Year to the date of distribution, as herein provided. The Interim Rate of Return will be designated by the Committee for each Deferral in the Deferral Election. In the absence of an alternative designation by the Committee, the default Interim Rate of Return shall be 8% per annum, as calculated on an actual daily uncompounded basis.

                  (bb) "Participant" refers to an Employee or Director who elects to defer under the Plan part or all of his or her Compensation payable during a Plan Year.

                  (cc) "Plan" means this Redwood Trust, Inc. Executive Deferred Compensation Plan.

                  (dd) "Plan Year" refers to the period of 12 consecutive months commencing on the first day of January of each year. The initial Plan Year shall commence on the Effective Date of the Plan and end on the final day of December of the same calendar year.

                  (ee) "Rate of Return" is the rate of return accrued with respect to a Plan Year on amounts held in the Interest Account at the end of such Plan Year. A specific formula for determining the Rate of Return calculation will be designated by the Committee for each Deferral in the Deferral Election. In the absence of an alternative designation by the Committee, the default Rate of Return shall be the average economic return - as calculated annually for each calendar year of the Company (or, in the case of the initial Plan Year, for the period beginning on July 1, 2002 and ending December 31, 2002) - that the Company earned as a percentage of its entire average capital base (including common, preferred, and other forms of equity, that portion of long-term unsecured debt that has a remaining maturity of at least one year past the end of the Plan year and is designated as capital by the Committee, deferred amounts under this Plan, and other forms of capital that may be designated by the Committee) before overhead, before variable stock option expense, and before payments made to capital (such as dividends, interest payments on debt designated as capital, and accruals for the deferred amounts under the Plan), less 1%. In no case shall the rate of return for a Plan year be less than 0%. The Committee shall, in good faith, estimate a reasonable measure of the Company's average pre-overhead marginal economic return on capital for each year by examining the Company's results. In the absence of a different determination by the Committee, the Company's GAAP accounting books shall be deemed an adequate estimate of economic return and GAAP accounting numbers shall be used to calculate the Rate of Return for the Plan. The Committee may adjust or modify the Company's GAAP results, or use a different measure of results, in order to achieve a better reasonable estimation of the Company's economic returns for the year (or, in the case of the initial Plan Year, the applicable portion thereof).

                  (ff) "Re-Deferral Election" means a Participant's irrevocable election to extend a Distribution Date.


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                  (gg) "Retainer" refers to the annual fixed compensation
amount, payable in cash to Directors, for each fiscal year of the Company or such portion thereof as they may serve as Directors.

                  (hh) "Retirement" means a Participant's amicable termination of employment with the Company after employment with the Company (including any subsidiary or affiliate of the Company) for an aggregate period of not less than ten (10) years, or as otherwise defined by the Committee.

                  (ii) "Stock Equivalent Account" means the investment alternative under which a Participant's Deferral Account is treated as if it is invested in the Company's common stock.

                  (jj) "Unforeseeable Financial Emergency" refers to the term defined in Section 8.7.

         3.       ADMINISTRATION

         The Plan shall be administered by the Committee, except as otherwise expressly provided herein. The Committee shall have the powers set forth in the Plan and the power to interpret its provisions. Any decisions of the Committee shall be final and binding on all persons with regard to the Plan. The Committee may delegate its authority hereunder to the President or any Vice President of the Company or to such other officers of the Company as it may deem appropriate, provided that no such officer shall be delegated authority to make decisions with respect to his or her own Deferrals or Deferral Account.

         4.       ELIGIBILITY

         The Committee may, in writing from time to time, designate by name or title those Employees and Directors of the Company who are eligible to participate in the Plan for one or more Plan Years and the date upon which each such Employee's or Director's participation my commence. All designated Employees and Directors shall be notified in writing by the Board or the Committee of their eligibility to participate. No Employee or Director shall be entitled to participate in the Plan unless notified of their eligibility by the Committee. If the Committee provides a Participant with written notice of revocation of eligibility, the effective date of any such ineligibility shall be the first day of the Plan Year in which the notice is received or the next following Plan Year, as specified in the notice. A Participant's eligibility to participate in the Plan does not confer upon the Participant any right to any award, bonus, or other remuneration of any kind.

         5.       DEFERRAL OF COMPENSATION

                  5.1 Rules for Deferral Election. Any Employee or Director may make irrevocable elections to defer receipt of their Base Salary, Annual Bonus, Cash DERs, Incentive Payments, Retainers or Fees (each such election shall be referred to as a "Deferral Election" and the amount deferred pursuant to such an election the "Deferral") in accordance with the rules set forth below.


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                      (a) An Employee or Director shall be eligible to make a
Deferral Election only if he or she is an Employee or Director on the date such election is made.

                      (b) For each Plan Year, an Employee or Director may make no more than one Deferral Election for each year's Annual Base Salary, Annual Bonus and Retainer. An Employee or Director may make such number of Deferral Elections with respect to Cash DERs, Incentive Payments, or Fees as the Committee may prescribe.

                      (c) All Deferral Elections must be made in writing on such forms as the Committee may prescribe and must be received by the Committee no later than the date specified by the Committee. In no event will the date specified by the Committee with (i) respect to an Annual Base Salary or Retainer be later than the end of the Plan Year preceding the Plan Year in which such Compensation is anticipated to be paid or (ii) with respect to an Annual Bonus be later than June 30 of the year the bonus is anticipated to be earned. Any Deferral Election with respect to a Participant's Incentive Payments, Cash DERs, or Fees, shall only apply to that portion of the foregoing remaining to be paid after the date the Deferral Election is made.

                      (d) As part of each Deferral Election, the Employee or Director must specify the Distribution Date or Dates on which the Deferral will be paid. The Distribution Dates specified in an Employee's or Director's Deferral Elections may, but need not necessarily, be the same for all Deferrals. Except as provided in subsection (g) below, each Distribution Date is irrevocable and shall apply only to that portion of the Participant's Deferral Account which is attributable to that Deferral.

                      (e) Except for lump sum distributions at Retirement, a Distribution Date must be May 1, so as to provide for the final audit and reporting of performance for the prior year to be completed.

                      (f) The earliest Distribution Date selected by an Employee or Director for any Compensation deferred under the Plan shall not be earlier than the May 1 that occurs 16 months after the end of the Plan Year during which the Deferral Crediting Date for such Compensation occurs.

                      (g) A Participant may elect to extend the Distribution Date or Dates and/or change the method of payment (lump sum or installments) relating to any Deferral Election (a "Re-Deferral Election"); provided, that no Re-Deferral Election shall be effective unless (i) the Committee receives the election prior to the December 31 of the Plan Year preceding the Plan Year in which the first Distribution Date to be changed occurs, and (ii) any new first Distribution Date is at least one year later than the initial first Distribution Date or constitutes a Distribution Date for a lump sum distribution following Retirement. No Deferral Election may be made the subject of more than one Re-Deferral Election to extend the Distribution Date or Dates and, in addition, one Re-Deferral Election to change the method of payment. All Re-Deferral Elections must be made in writing on such forms and pursuant to such rules as the Committee may prescribe.

                      (h) As part of each Deferral Election, an Employee or Director must elect the form in which the Deferral will be paid beginning on the selected Distribution Date.


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The Deferral may be paid in a single lump sum or in annual installments over a period not exceeding fifteen years as provided under Section 8.1. Except as provided in subsection (g) above and Section 8.1, an Employee's or Director's election as to the time and method of payment shall be irrevocable.

                      (i) As part of each Deferral Election, an Employee or Director must elect the investment alternatives that shall apply to the Deferral in accordance with Section 6.2.

                      (j) A Deferral Election shall be irrevocable; provided, that (A) a Participant may elect to discontinue deferral of future unaccrued Compensation (other than Annual Bonus and Incentive Payments) at any time during the Plan Year and (B) if the Committee determines that a Participant has an Unforeseeable Financial Emergency (as defined in Section 5.7) and such Participant receives distributions from his or her Deferral Account as a result thereof, then the Participant's Deferral Elections then in effect shall be revoked with respect to all future accrued Compensation (other than Annual Bonus and Incentive Payments) covered thereby. A Participant that elects to discontinue deferrals under (A) above will not be eligible to make a new Deferral Election with respect to such type of Compensation until the next applicable date specified for such type of Compensation under subsection (c) above.

                      (k) Notwithstanding any provision to the contrary in this
Section 5.1, a Participant may make a Deferral Election (i) with respect to unearned Annual Base Salary or Retainer for the year 2002 no later than the 30th day after the Effective Date of the Plan and (ii) with respect to unearned Annual Base Salary, Annual Bonus or Retainer for the year in which the Participant first becomes eligible to participate in the Plan, no later than the 30th day after the date such Participant becomes eligible to participate in the Plan.

                      (l) Notwithstanding any other provision of the Plan, the Committee may refuse, in its sole discretion, to accept any Deferral Election from a Participant regardless of such Participant's eligibility to participate in the Plan at the time.

                  5.2 Amounts Deferred. An Employee or Director may make a Deferral Election to defer receipt of the following amounts:

                      (a) All or any portion of the Employee's Annual Base Salary. "Annual Base Salary" shall mean the regular rate of compensation to be paid to the Employee for services rendered during the Plan Year excluding severance or termination payments, commissions, foreign service payments, payments for consulting services and such other unusual or extraordinary payments as the Committee may determine.

                      (b) All or any portion of the Employee's annual bonus for a year due under an annual bonus plan or any other short-term incentive plan of the Company (an "Annual Bonus").

                      (c) All or any portion of Cash DERs payable to the Participant.

                      (d) All or any portion of Incentive Payments payable to the Participant.


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                      (e) All or any portion of the Director's Retainer or Fees.

                      (f) Such other payments, bonuses, and incentive payments under any plan or arrangement established by the Company or as the Committee may designate as compensation eligible for deferral under this Plan in such increments and subject to such limitations and restrictions as the Committee may establish.

         6.       DEFERRAL ACCOUNTS

                  6.1 Deferral Accounts. All amounts deferred pursuant to a Participant's Deferral Elections under the Plan shall be allocated to a bookkeeping account in the name of the Participant ("Deferral Account") and the Committee shall maintain a separate subaccount under a Participant's Deferral Account for each Deferral. Deferrals shall be credited to the Deferral Account as of the Deferral Crediting Date coinciding with or next following the date on which, in the absence of a Deferral Election, the Participant would otherwise have received the Deferral. A "Deferral Crediting Date" shall mean the business day coinciding with or next following the date the Compensation being deferred would otherwise have been received by the Participant.

                  6.2 Investment Alternatives. A Participant must make an investment election at the time of each Deferral Election. The investment election must be made in writing on such forms and pursuant to such rules as the Committee may prescribe, subject to paragraph 6.3, and shall designate the portion of the Deferral which is to be treated as invested in each investment alternative. The two investment alternatives shall be as follows:

                      (a) Stock Equivalent Account. Under the Stock Equivalent Account, the value of the Participant's Deferral shall be determined as if the Deferral were invested in the Company's common stock as of the Deferral Crediting Date. For all Deferrals other than Deferrals of Incentive Payments, the number of shares of common stock equivalents to be credited to the Participant's Deferral Account and appropriate subaccounts on each Deferral Crediting Date shall be determined by dividing the Deferral to be "invested" on that date by the closing price of the Company's common stock on the New York Stock Exchange Composite Transaction Tape on the business day preceding the Deferral Crediting Date ("Market Value"). Fractional stock equivalents will be computed to two decimal places. In the case of Deferrals of Incentive Payments, the number of shares of common stock equivalent shares to be credited to the Deferral Account shall be the number of shares of common stock which would otherwise have been payable under the Incentive Payment to the Participant on or prior to the Deferral Crediting Date but as to which the Participant has elected to defer delivery pursuant to the terms of the Plan. An amount equal to the number of common stock equivalents multiplied by the dividend paid per share on the Company's common stock on each dividend record date shall be payable in cash to the Participant on the related dividend payment date. The Participant may elect at the time of the Deferral Election to have such amount credited to the Interest Account. Except as the Committee may otherwise permit upon request of the Participant, the number of shares of the Company's common stock to be paid to a Participant on a Distribution Date with respect to any Deferral subaccount in the Stock Equivalent Account shall be equal to the number of common stock equivalents accumulated in the Deferral subaccount as of such Distribution Date divided by the total number of payments remaining to be made from such Deferral subaccount. Shares of common stock paid in respect of an Incentive Payment Deferral shall be deemed to be issued and delivered pursuant to the incentive plan of the Company under which


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such Incentive Payment was granted; all other shares paid to Participants shall be deemed to be issued and delivered pursuant to the 2002 Redwood Trust, Inc. Incentive Stock Plan as deferred stock awards thereunder. All payments from the Stock Equivalent Account shall be made in whole shares of the Company's common stock with fractional shares credited to federal income taxes withheld.

                      (b) Interest Account. Under the Interest Account, interest will be credited to each subaccount in the Participant's Deferral Account once per year as of each January 1 (a "Valuation Date"). The rate of interest to be applied on each Valuation Date shall be the Rate of Return for the most recent calendar year ended prior to such Valuation Date. The Rate of Return shall be applied to the average balance in each subaccount during such prior fiscal year, such average balance to be computed on an actual daily basis and excluding any amounts distributed during such prior fiscal year to the Participant. Calculation of the interest credits shall be made as soon as practicable following the completion of the independent accountant's audit of the Company's financial statements each year and the Committee's determination of the proper Rate of Return for that year, and application of the interest credits will be effective as of the applicable Valuation Date. Any Participant's distributions made prior to the completion of the Committee's determination of the Rate of Return shall be based upon the conservative estimate by the Chief Financial Officer of the Company of the credits to be applied, if any, once the Committee has determined the Rate of Return, and following the Committee's determination of any adjustments necessary to reflect the proper credits will be made with the Participant on May 1 of that year. With respect to the distribution of a Deferral subaccount in the Interest Account, except as the Committee may otherwise permit upon request of the Participant, the amount to be paid to the Participant from such subaccount on a Distribution Date shall be the sum of (A) an amount determined by dividing the balance in the subaccount as of the latest Valuation Date (including interest accrued through the latest Valuation Date) by the total number of payments remaining to be made from such Deferral subaccount and (B) interest accrued during the Plan Year of distribution on the amount determined under (A) for the Interim Period at the Interim Rate of Return. Each lump sum payment, each installment payment and any other payment of balances in the Participant's Interest Account shall be accompanied by an amount of accrued interest on such payment at the Interim Rate of Return for the Interim Period. All payments from the Interest Account shall be made in cash.

                  6.3 Investment Elections and Changes. A Participant's investment elections shall be subject to the following rules:

                      (a) Except as provided in subsection (b) below with respect to Incentive Payments that would have been paid in the form of the Company's common stock, if the Participant fails to make an investment election with respect to a Deferral, the Deferral shall be deemed to be invested in the Interest Account.

                      (b) Any Deferral attributable to an Incentive Payment in the form of the Company's common stock, restricted or otherwise, shall automatically be deemed to be invested in the Stock Equivalent Account.

                      (c) Except as provided in subsection (b) above, with respect to the Deferrals designated in a Deferral Election but not yet deferred and invested under the Plan, a Participant may make a one-time, irrevocable change per Deferral Election in the investment


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election for all or a portion of the Deferrals covered by such Deferral Election from the Interest Account to the Stock Equivalent Account or from the Stock Equivalent Account to the Interest Account by filing an investment change election with the Committee, provided that such investment change election shall not be effective unless the election is received by the Committee prior to the December 31 of the Plan Year preceding the Plan Year in which the first Deferral Crediting Date with respect to such Deferrals is set to occur.

                      (d) With respect to the Deferrals designated in a Deferral Election, a Participant may make a one-time, irrevocable election per Deferral Election to transfer all or a portion of such Deferrals invested in the Interest Account to the Stock Equivalent Account as of the first day of any calendar quarter by filing an investment change election with the Committee, provided that such investment change election shall not be effective unless the election is received by the Committee prior to the date it is to become effective and prior to the December 31 of the Plan Year preceding the Plan Year in which the first Distribution Date with respect to the Deferral Election being changed is set to occur. The amount elected to be transferred to the Stock Equivalent Account shall be treated as invested in the Company's common stock equivalents as of the first day of such quarter and the number of the shares of common stock equivalents to be credited to the Participant's Deferral Account and appropriate subaccounts as of such date shall be determined by dividing the amount to be transferred by the Market Value on such date.

                  6.4 Vesting. Except as otherwise provided by the Committee at the time of the Deferral Election, a Participant shall be fully vested at all times in the balance of his Deferral Account. The Committee may condition awards of Compensation from time to time on the Participant's consent to defer all or a portion thereof under the Plan. The Committee may also establish vesting requirements or other conditions with respect to awards of Compensation to be deferred under the Plan, as specified in the Deferral Election form. For any amounts deferred under the Plan that are subject to vesting requirements or other conditions, the Committee shall specify how unvested balances are to be treated under the Plan for purposes of interest accruals and dividend equivalent payments as well as distributions of balances.

         7.       EFFECT ON EMPLOYEE BENEFITS

         Amounts deferred under this Plan or distributed pursuant to the terms of this Plan are not taken into account in the calculation of an Employee's benefits under any employee pension or welfare benefit program or under any other compensation practice maintained by the Company, except to the extent provided in such program or practice.

         8.       PAYMENT OF DEFERRAL ACCOUNTS

                  8.1 Time of Payment. Payment of a Participant's Deferral shall be made in a single lump sum or shall commence in installments as elected by the Participant in the Deferral Election. If a Participant's Deferral Account is payable in a single lump sum, the payment shall be made as soon as practicable following the applicable Distribution Date. If a Participant's Deferral is payable in installment payments, then the Participant's Deferral shall be paid in annual installments as determined under Section 6.2 over the period as elected by the Participant in the Deferral Election commencing as soon as practicable following the applicable Distribution Date.


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                  8.2 Payment Upon Total Disability. In the event a Participant becomes totally disabled before all amounts credited to his Deferral Account have been paid, payment of the Participant's Deferral Account shall be made or shall commence in the form of payment elected by the disabled Participant, provided, that the disabled Participant requests payment in writing within 180 days of becoming disabled. If such a request is not made, the disabled Participant's Deferrals will be paid pursuant to such Participant's Deferral Elections and the normal provisions of the Plan. A Participant will be considered to be totally disabled for purposes of the Plan if the Participant is determined to be totally disabled under the Company's disability plan applicable to the Participant.

                  8.3 Payment Upon Retirement or Other Termination of Employment. A Participant's Deferral Account shall continue to be maintained for the benefit of the Participant and Deferrals shall be paid in accordance with the Participant's Deferral Elections in the event the Participant retires. Following Retirement, a Participant will continue to have the right to make Re-Deferral Elections and investment change elections as provided herein, to the extent not exercised prior to Retirement. If the Participant terminates employment with the Company for any reason other than Retirement, total disability, or death before the entire balance in the Participant's Deferral Account has been paid, the balance in the Deferral Account shall be distributed in a single lump sum as soon as practicable.

                  8.4 Payment Upon Death of a Participant. In the event a Participant dies before all amounts credited to his Deferral Account have been paid, payment of the Participant's Deferral Account shall be made or shall commence in the form of payment elected by the Participant's Beneficiary or the Executor/Executrix of the Participant's estate, provided, that such party submits a request in writing within 180 days of the Participant's death. If such a request is not made, the deceased Participant's Deferrals will be paid to the Beneficiary pursuant to such Participant's Deferral Elections and the normal provisions of the Plan.

                  8.5 Beneficiary. A Participant's Beneficiary shall mean the individual(s) or entity designated by the Participant to receive the balance of the Participant's Deferral Account in the event of the Participant's death prior to the payment of his entire Deferral Account. To be effective, any Beneficiary designation shall be filed in writing with the Committee. A Participant may revoke an existing Beneficiary designation by filing another written Beneficiary designation with the Committee. The latest Beneficiary designation received by the Committee shall be controlling. In the event a married Participant designates someone other than his or her spouse as sole, primary beneficiary, such initial designation or subsequent change shall be invalid unless the spouse consents in a writing which names the designated Beneficiary. If no Beneficiary is named by a Participant or if he survives all of his named Beneficiaries, the Deferral Account shall be paid in the following order of precedence:

                      (a) the Participant's spouse or qualified domestic partner;

                      (b) the Participant's children (including adopted children), per stirpes; or

                      (c) the Participant's estate.

                  8.6 Form of Payment. The payment of that portion of a Deferral deemed to be invested in the Interest Account shall be made in cash. The distribution of that portion of a Deferral deemed to be invested in the Stock Equivalent Account shall be distributed in whole shares of the Company's common stock with fractional shares credited to federal income taxes withheld.

                  8.7 Unforeseeable Financial Emergency. If the Committee or its designee determines that a Participant has incurred an Unforeseeable Financial Emergency (as defined below), the Participant may withdraw in cash and/or stock the portion of the balance of his Deferral Account needed to satisfy the Unforeseeable Financial Emergency, to the extent that the Unforeseeable Financial Emergency may not be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. An "Unforeseeable Financial Emergency" is a severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or of a spouse or dependent of the Participant; (ii) loss of the Participant's property due to casualty; or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A withdrawal on account of an Unforeseeable Financial Emergency shall not exceed the amount reasonably needed to satisfy the emergency. Withdrawals shall be paid as soon as possible following the date on which the withdrawal is approved in writing by the Committee setting forth the grounds therefor.

                  8.8 Early Withdrawal with Penalty. Notwithstanding the other provisions of the Plan to the contrary, a Participant may request a withdrawal from his Deferral Account by filing a request with the Committee or its designee in writing. Payment will be made to the Participant within five days of the approval of such a request. Any withdrawal under this provision will be charged with a 10 percent early withdrawal penalty which will be withheld from the amount withdrawn.

                  8.9 Withholding of Taxes. The Company shall withhold any applicable Federal, state or local income tax from payments due under the Plan. The Company shall also withhold any applicable Social Security taxes, including the Medicare portion of such taxes, and any other employment taxes as necessary in its view based on the advice of counsel to comply with applicable laws and the Company's standard practices.

                  8.10 Small Amounts. Notwithstanding any election by a Participant regarding the timing and manner of payment of his Deferrals, in the event of a Participant's Retirement, death or total disability, the Employer may elect to pay the Participant (or the Participant's Beneficiary) a lump sum distribution of the entire value of the Participant's Deferral Account if the value of such account is less than ten thousand dollars ($10,000) determined as of the Valuation Date coinciding with or immediately following the Participant's Retirement, death or total disability.

                  8.11 Income Tax Obligations. If a Participant is assessed Federal, state or local income taxes by reason of, and computed on the basis of, his or her undistributed deferred Compensation or undistributed interest accrued on his or her Deferral Account, the Participant shall notify the Committee in writing of such assessment and there shall be distributed from the Participant's Deferral Account deferred Compensation or accrued interest in an amount equal to such tax assessment, together with any interest due and penalties assessed thereupon within 30 days following such notice; provided however, that if the Committee determines that such assessment is improper, it may request that the Participant contest the assessment, at the expense of the Company (which expense shall include all costs of appeal and litigation, including legal and accounting fees, and any additional interest assessed on the deficiency from and after the date of the Participant's notice to the Committee); and during the period such contest is pending, the sums otherwise distributable pursuant to this Section
8.11 shall not be distributed.

                  8.12 Capital Changes. In the event that at any time or from time to time a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of common stock or any securities exchanged therefor or received in their place being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different, or additional securities of the Company or of any other corporation being received by the holders of shares of common stock, then the Committee, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in the number and kind of shares of stock equivalents contained in each Participant's Stock Equivalent Account.

         9.       FUNDING

         Benefits payable under the Plan to any Participant shall be paid directly by the Company. The Company shall not fund, or otherwise segregate assets to be used for payment of benefits under, the Plan. Participants acknowledge that the Company intends to use the amounts deferred under this Plan as capital.

         10.      ACCOUNT STATEMENTS

         As soon as practical after May 1 of each calendar year (or after such additional date or dates as the Committee, in its discretion, may designate), each Participant shall be provided with a statement of the balance of his Deferral Account hereunder as of the last day of the prior calendar year (or as of such other dates as the Committee, in its discretion, may designate).

         11.      EMPLOYMENT RIGHTS

         Establishment of the Plan shall not be construed to give any Employee the right to be retained in the Company's service or to any benefits not specifically provided by the Plan. An Employee's election to participate in the Plan shall not affect the rights of the Employee under any employee agreement, stock option, or other incentive compensation agreement or to any other benefits to which the Employee is entitled.

         12.      INTERESTS NOT TRANSFERABLE

         Except as to withholding of any tax under the laws of the United States or any state or locality and the provisions of Section 13, no benefit payable at any time under the plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment or other legal process, or encumbrance of any kind. Any attempt to alienate, whether currently or thereafter payable, shall be void. No person shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber his benefits under the Plan, or if by any reason of his bankruptcy or other event happening at any time, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the Plan, then the Committee, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the Plan and hold or apply them for or to the benefit of such person entitled thereto under the terms of this Plan or his spouse, children or other dependents, or any of them, in such manner as the Committee may deem proper.

         13.      FORFEITURE

         Unclaimed amounts shall consist of the amounts of the Deferral Account of a Participant that are not distributed because of the Committee's inability, after a reasonable search, to locate a Participant or his Beneficiary, as applicable, within a period of two (2) years after the Distribution Date upon which the payment of any benefits becomes due. No interest will be credited on such amounts invested in the Interest Account following such Distribution Date and no dividend equivalent payments will accrue on such amounts invested in the Stock Equivalent Account after such Distribution Date. Unclaimed amounts shall be forfeited at the end of such two-year period. These forfeitures will reduce the obligations of the Company under the Plan and the Participant or Beneficiary, as applicable, shall have no further right to his Deferral Account.

         14.      CONTROLLING LAW

         This plan shall be construed in accordance with the laws of the State of California (exclusive of its rules regarding conflicts of law) to the extent that such laws are not preempted by ERISA or other federal laws. If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if said illegal or invalid provision had never been included.

         15.      ACTION BY THE COMPANY

         Except as otherwise specifically provided herein, any action required of or permitted by the Company under the Plan shall be by resolution of the Board of Directors of the Company or by action of any member of the committee or person(s) authorized by resolution of the Committee.

         16.      AMENDMENT OR TERMINATION OF PLAN

                  (a) The Company intends the Plan to be permanent, but reserves the right at any time by action of its Board of Directors to terminate the Plan. The Board of Directors may also modify or amend the Plan and outstanding Deferral Elections, provided, however, that any such modification or amendment shall not reduce or eliminate any Deferral Account accrued through the date of such modification or amendment or otherwise impair the rights of a Participant under any Deferral Elections made prior to the date of such modification or amendment without such Participant's consent. The Committee shall have the same authority to modify or amend the Plan and outstanding Deferral Elections as the Board of Directors of the Company in the following circumstances:

                      (i) to adopt amendments to the Plan and outstanding Deferral Elections which the Committee determines are necessary or desirable for the Plan and outstanding Deferral Elections to comply with or to obtain benefits or advantages under the provisions of applicable law, regulations or rulings or requirements of the Internal Revenue Service or other governmental or administrative agency or changes in such law, regulations, rulings or requirements; and

                      (ii) to adopt any other procedural or cosmetic amendment that the Committee determines to be necessary or desirable that does not materially change benefits to Participants or their Beneficiaries or materially increase the Company's obligations under the Plan.

                  (b) The Committee shall provide notice of amendments adopted by the Committee to the Board of Directors of the Company on a timely basis.

                  (c) This Plan shall terminate immediately if a court of competent jurisdiction determines that this Plan is not exempt from the fiduciary provisions of Part 4 of Title I of ERISA. The Plan shall terminate as of the date it ceased to be exempt.

                  (d) This Plan shall terminate immediately upon the occurrence of a Change of Control.

                  (e) Upon termination of the Plan, the Committee shall distribute as soon as practicable following such termination all Deferral Accounts, as determined by the Committee in a lump sum to all Participants.

         17.      MISCELLANEOUS

                  17.1 Alternative Acts and Times. If it becomes impossible or burdensome for the Company or the Committee to perform a specific act at a specific time required by this Plan, the Company or Committee may perform such alternative act which most nearly carries out the intent and purpose of this Plan and may perform such required or alternative act at a time as close as administratively feasible to the time specified in this Plan for such performance. Nothing in the preceding sentence shall allow the Company or Committee to accelerate or defer any payments to Participants or Inactive Participants under this Plan, except as otherwise expressly permitted herein.

                  17.2 Masculine and Feminine, Singular and Plural. Whenever used herein, pronouns shall include both genders, and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

                  17.3 Notices. Any notice from the Company or the Committee to an Employee, Participant, Inactive Participant or Beneficiary regarding this Plan may be addressed to the last known residence of said person as indicated in the records of the Company. Any notice to, or any service of process upon, the Company or the Committee with respect to this Plan may be addressed as follows:

                             Chief Financial Officer
                               Redwood Trust, Inc.
                               591 Redwood Highway
                                   Suite #3100
                              Mill Valley, CA 94941

                  17.4 Facility of Payment. If the Committee, in its sole discretion, determines that any Employee, Participant, Inactive Participant or Beneficiary by reason of infirmity, minority or other disability, is physically, mentally or legally incapable of giving a valid receipt for any payment due him or her or is incapable of handling his or her own affairs and if the Committee is not aware of any legal representative appointed on his or her behalf, then the Committee, in its sole discretion, may direct (a) payment to or for the benefit of the Employee, Director, Participant, Inactive Participant or Beneficiary; (b) payment to any person or institution maintaining custody of the Employee, Director, Participant, Inactive Participant or Beneficiary; or (c) payment to any other person selected by the Committee to receive, manage and disburse such payment for the benefit of the Employee, Director, Participant, Inactive Participant or Beneficiary. The receipt by any such person of any such payment shall be a complete acquittance therefore; and any such payment, to the extent thereof, shall discharge the liability of the Company, the Committee, and the Plan for any amounts owed to the Employee, Director, Participant, Inactive Participant or Beneficiary hereunder. In the event of any controversy or uncertainty regarding who should receive or whom the Committee should select to receive any payment under this Plan, the Committee may seek instruction from a court of proper jurisdiction or may place the payment (or entire Deferral Account) into such court with final distribution to be deemed by such court.

                  17.5 Correction of Errors. Any crediting of Compensation or interest accruals to the Deferral Account of any Employee, Director, Participant, Inactive Participant or Beneficiary under a mistake of fact or law shall be returned to the Company. If an Employee, Director, Participant, Inactive Participant or Beneficiary in an application for a benefit or in response to any request by the Company or the Committee for information, makes an erroneous statement, omits any material fact, or fails to correct any information previously furnished incorrectly to the Company or the Committee, of if the Committee makes an error in determining the amount payable to an Employee, Director, Participant, Inactive Participant or Beneficiary, the Company or the Committee may correct its error and adjust any payment on the basis of correct facts. The amount of any overpayment or underpayment may be deducted from or added to the next succeeding payments, as directed by the Committee. The Committee and the Company reserve the right to maintain any action, suit or proceeding to recover any amounts improperly or incorrectly paid to any person under the Plan or in settlement of a claim or satisfaction of a judgment involving the Plan.

                  17.6 Status of Participants. In accordance with Revenue Procedure 92-65 Section 3.01, this Plan hereby provides:

                       (a) Employees, Directors, Participants and Inactive Participants under this Plan shall have the status of general unsecured creditors of the Company;

                       (b) This plan constitutes a mere promise by the Company to make benefit payments in the future; and

                       (c) It is the intention of the parties that the arrangements under this plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                  17.7 Employee and Spouse Acknowledgement. By executing this Plan document or related enrollment or election form, the undersigned Employee or Director and, if Employee or Director is married, Employee's or Director's spouse hereby acknowledge that each of them has read and understood this Plan document. Employee or Director and his or her spouse also acknowledge that they knowingly and voluntarily agree to be bound by the provisions of the Plan, as amended from time to time, including those Plan provisions which require the resolution of disputes by binding out-of-court arbitration. Employee or Director and his or her spouse further acknowledge that they have had the opportunity to consult with counsel of their own choosing with respect to all of the financial, tax and legal consequences of participating in this Plan, including in particular the effects of participation of any community property or other interest which the Employee's spouse may have in the Compensation deferred under this Plan.

                  17.8 Arbitration. Any claim or controversy between the parties which the parties are unable to resolve themselves, including any claim arising out of a Participant's employment or the termination of that employment, and including any claim arising out of, connected with, or related to the formation, interpretation, performance or breach of any provision of this Plan, and any claim or dispute as to whether a claim is subject to arbitration, shall be submitted to and resolved exclusively by expedited arbitration by a single arbitrator in accordance with the following procedures:

                       (a) In the event of a claim or controversy subject to this arbitration provision, the complaining party shall promptly send written notice to the other party identifying the matter in dispute and the proposed remedy. Following the giving of such notice, the parties shall meet and attempt in good faith to resolve the matter. In the event the parties are unable to resolve the matter within 21 days, the parties shall meet and attempt in good faith to select a single arbitrator acceptable to both parties. If a single arbitrator is not selected by mutual consent within 10 business days following the giving of the written notice of dispute, an arbitrator shall be selected from a list of nine persons each of whom shall be an attorney who is either engaged in the active practice of law or a recognized arbitrator and who, in either event, is experienced in serving as an arbitrator in disputes between employers and employees, which list shall be provided by the main office of the American Arbitration Association ("AAA") located in Marin County, California, or the nearest office of the Federal Mediation and Conciliation Service. If, within three business days of the parties' receipt of such list, the parties are unable to agree upon an arbitrator from the list, then the parties shall each strike names alternatively from the list, with the first to strike being determined by the flip of a coin. After each party has had four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

                       (b) Unless the parties agree otherwise, within 60 days of the selection of the arbitrator, a hearing shall be conducted before such arbitrator at a time and a place in

Marin County agreed upon by the parties. In the event the parties are unable to agree upon the time or place of the arbitration, the time and place within Marin County shall be designated by the arbitrator after consultation with the parties. Within 30 days of the conclusion of the arbitration hearing, the arbitrator shall issue an award, accompanied by a written decision explaining the basis for the arbitrator's award.

                       (c) In any arbitration hereunder, the Company shall pay all administrative fees of the arbitration and all fees of the arbitrator, except that the Participant or Beneficiary may, if he or she wishes, pay up to one-half of those amounts. Each party shall pay its own attorneys' fees, costs, and expenses, unless the arbitrator orders otherwise. The prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party's costs (including but not limited to the arbitrator's compensation), expenses, and attorneys' fees. The arbitrator shall have no authority to add to or to modify this Plan, shall apply all applicable law, and shall have no lesser and no greater remedial authority than would a court of law resolving the same claim or controversy. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that it would be entitled to summary judgment if the matter had been pursued in court litigation. The parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator.

                       (d) The decision of the arbitrator shall be final, binding, and non-appealable, and may be enforced as a final judgment in any court of competent jurisdiction.

                       (e) This arbitration provision of the Plan shall extend to claims against any parent, subsidiary, or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, Participant, Beneficiary, or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law or under this Plan.

                       (f) Notwithstanding the foregoing, and unless otherwise agreed between the parties, either party may, in an appropriate matter, apply to a court for provisional relief, including a temporary restraining order or preliminary injunction, on the ground that the arbitration award to which the applicant may be entitled may be rendered ineffectual without provisional relief.

                       (g) Any arbitration hereunder shall be conducted in accordance with the employee benefit plan claims rules and procedures of the AAA then in effect; provided, however, that (i) all evidence presented to the arbitrator shall be in strict conformity with the legal rules of evidence, and
(ii) in the event of any inconsistency between the employee benefit plan claim rules and procedures of the AAA and the terms of this Plan, the terms of this Plan shall prevail.

                       (h) If any of the provisions of this Section 17.8 are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Section 17.8, and this Section 17.8 shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the provisions of this Section 17.8 are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

                       (i) Arbitration of a Disability claim under this Section
17.8 shall (i) be considered one of the two levels of mandatory appeals permitted under Department of Labor Regulation Section 2560.503-1 and (ii) shall not preclude the claimant from challenging the decision of the arbitrator under
Section 502(a) of ERISA.

         17.9 Performance Based Compensation. It is intended that all Deferrals that would have qualified as performance based compensation for purposes of
Section 162(m) of the Code if paid when originally due (without regard to the Deferral Election), and all earnings on such Deferrals that are paid under this Plan, qualify as performance based compensation under Section 162(m) of the Code when and as actually paid in accordance with this Plan.

================================================================================

                               REDWOOD TRUST, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                         DEFERRAL ELECTION (PAGE 1 OF 4)

================================================================================


1. I acknowledge that the terms and conditions of the Redwood Trust, Inc. EXECUTIVE DEFERRED COMPENSATION PLAN have been explained to me, including the tax consequences of my decision to participate in the Plan. I understand that no ruling or determination letter has been obtained from the Internal Revenue Service that guarantees the deferral of income taxes on amounts deferred under the Plan.

2. I agree to defer a portion of my Compensation (as defined in the Plan) and to have that income distributed to me at a later date pursuant to the terms and conditions of the Plan, which is incorporated by reference, in its entirety, in this Deferral Election Form.

3. I understand that this Deferral Election Form is not an employment agreement, does not guarantee that I will receive any predetermined amount of compensation, and does not guarantee that I will receive any bonus, or incentive compensation.

4. I understand that any Compensation I defer will be held as an asset of Redwood Trust, Inc., and will remain subject to the claims of the general creditors of Redwood Trust, Inc. I understand that I could lose all amounts deferred and I accept that risk.

ELECTION TO DEFER COMPENSATION

I hereby elect to defer the following amount(s):

% and/or $ of my salary paid in calendar year 20__. (Such deferrals will be made in equal installments throughout the year on regular pay dates unless a separate schedule is provided as part of this form and attached hereto.)

________ % and/or $________________ of my bonus earned in calendar year 20__ and scheduled to be paid in the year thereafter.

________ % and/or $________________ of my director's retainer paid in calendar year 20__.

________ % and/or $________________of my director's fees paid in the ____
calendar quarter(s) __ of year 20__.

________ % and/or $________________ of my Cash DER's paid in _____ calendar quarter(s) of year 20__.

________ % and/or $________________ of other Compensation eligible for deferral as described in an attachment hereto.

________ shares of stock representing gain resulting from a stock-for-stock exercise of stock options. (For this election, you must also complete the "Election to Defer Stock Option Gains" form)

================================================================================

                               REDWOOD TRUST, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                         DEFERRAL ELECTION (PAGE 2 OF 4)

================================================================================


I understand that I may discontinue deferral of future Compensation at any time during the Plan Year. I also understand that if I discontinue deferral of future Compensation during the year, I cannot restart deferral until the beginning of the succeeding calendar year or quarter, as applicable. The foregoing election is voluntarily made by me after reviewing the terms of the Plan and with knowledge that this Deferral Election is irrevocable until changed in accordance with the terms of the Plan.

I wish to have my deferrals placed in the following account as described in and subject to the terms of the Executive Deferred Compensation Plan:

___      INTEREST ACCOUNT
         The Rate of Return to be applied to amounts credited to the Interest Account in accordance with the terms of the Plan for Deferrals covered by this Deferral Election has been determined by the Committee to be:

         ___      the default rate set forth in the Plan; or
         ___      the rate described in the attachment hereto.

         The Interim Rate of Return to be applied to amounts distributed from the Interest Account in accordance with the terms of the Plan in respect of Deferrals covered by this Deferral Election has been determined by the Committee to be:

         ___      the default rate set forth in the Plan (8% per annum); or
         ___      the rate described in the attachment hereto.

___      STOCK EQUIVALENT ACCOUNT
         (Note that if shares of Stock are being deferred through a stock-for-stock option exercise, this is the only account option available.)

I wish to receive dividend equivalents on the above deferrals placed in my Stock Equivalent Account:

___      In cash, or

___ Deferred into my Interest Account and subject to the other terms of this election.

================================================================================

                               REDWOOD TRUST, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                         DEFERRAL ELECTION (PAGE 3 OF 4)

================================================================================


I wish to receive distributions as noted below:

___      SPECIFIED DISTRIBUTION DATE REQUEST

         I wish to receive payment in respect of all deferrals made pursuant to this Deferral Election in the following form:

         The earliest date for any distribution of any amount deferred is the May 1 that occurs 16 months after the end of the Plan year during which the Deferral Crediting Date for such deferred amount occurs.

         ____     (i)   lump sum, payable on May 1, ____;
         ____     (ii)  in annual installments beginning on May 1, ____.
                        The number of installments will be ___ (must be at least
                        2 and not exceed 15). The installments will be calculated in accordance with the terms of the Plan unless another payout schedule is specified and attached hereto.

___      RETIREMENT DISTRIBUTION DATE REQUEST

         I wish to receive payment in respect of all deferrals made pursuant to this Deferral Election in the following form:

         ___      (i)   lump sum, payable as soon as practicable following my
                        Retirement from the Company;
         ___      (ii)  lump sum, payable on the first May 1 following my
                        Retirement from the Company;
         ___      (iii) in annual installments beginning on the first May 1
                        following my Retirement from the Company. The number of installments will be ___ (must be at least 2 and not exceed 15). The installments will be calculated in accordance with the terms of the Plan unless another payout schedule is specified and attached hereto.

___ EARLIER OF SPECIFIED DISTRIBUTION DATE REQUEST OR RETIREMENT DISTRIBUTION DATE REQUEST

         The method of payment will be as marked above for the earlier to occur of such requests.

================================================================================

                               REDWOOD TRUST, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                         DEFERRAL ELECTION (PAGE 4 OF 4)

================================================================================


___      VESTING REQUIREMENTS OR OTHER CONDITIONS ON DISTRIBUTIONS

         Any vesting requirements or other conditions established by the Committee that must be satisfied prior to any distribution in respect of deferrals made pursuant to this Deferral Election are attached hereto.

THIS DEFERRAL ELECTION IS EXECUTED AND AGREED:

                                                                 (Election Date)
----------------------------------------------     --------------
(Signature)                                        (Date)

----------------------------------------------     -----------------------------
(Print Name)                                       (Social Security Number)


Agreed:

Redwood Trust, Inc.
Name:
     -----------------------------------------
Title:
      ----------------------------------------
Date:
     -----------------------------------------

================================================================================

                               REDWOOD TRUST, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                             BENEFICIARY DESIGNATION

================================================================================

I.                                           (Insert Employee's/Director's name)
         -----------------------------------

II. The above-named Participant's Beneficiary under the EXECUTIVE DEFERRED COMPENSATION PLAN is set forth below:

         Primary Beneficiary(ies):
                                      ------------------------------------------

         Relationship:
                                      ------------------------------------------

         Address:
                                      ------------------------------------------

         Social Security Number:
                                      ------------------------------------------

         Contingent Beneficiary(ies):
                                      ------------------------------------------

         Relationship:
                                      ------------------------------------------

         Address:
                                      ------------------------------------------

         Social Security Number:
                                      ------------------------------------------

III. If no individual beneficiary named is living at the Participant's death, the Beneficiary shall be the executor(s) or administrator(s) of the Participant's estate.

IV. This Beneficiary Designation revokes all prior designations and shall be effective as of the date it is filed with the Company. The Participant retains the right to revoke this Beneficiary Designation.

V. If the above-named Primary Beneficiary is someone other than the spouse of a married Participant, the spouse of such Participant must execute this Beneficiary Designation below.


Dated at                  , State of                     , on            , 20__.
        ------------------           --------------------     -----------



------------------------------------             -------------------------------
Signature of Participant                         Witness

------------------------------------             -------------------------------
Signature of Spouse (if not the Primary          Witness
Beneficiary)

================================================================================

                               REDWOOD TRUST, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                              RE-DEFERRAL ELECTION

================================================================================

RE-DEFERRAL ELECTION

I wish to change the distribution election previously set forth under my Deferral Election dated ___________, 2_______. I understand that I can make only one change to extend the Distribution Date or Dates I initially selected and only one change to the initial method of payment (lump sum or installments) that I selected. All other terms of the Deferral Election will remain in effect. The following is the amended distribution election.

___      SPECIFIED DISTRIBUTION DATE REQUEST

         I wish to receive payment in respect of all deferrals made pursuant to this Re-Deferral Election in the following form:

         ___      (i)   lump sum, payable on May 1, ____;
         ___      (ii)  in annual installments beginning on May 1, ____.
                        The number of installments is __ (must be at least 2 and not exceed 15). The installments will be calculated in accordance with the terms of the Plan unless another payout schedule is specified and attached hereto.

___      RETIREMENT DISTRIBUTION DATE REQUEST

         I wish to receive payment in respect of all deferrals made pursuant to this Re-Deferral Election in the following form:

         ___      (i)   lump sum, payable as soon as practicable following
                        Retirement from the Company;
         ___      (ii)  lump sum, payable on the first May 1 following my
                        Retirement from the Company;
         ___      (iii) in annual installments beginning on the first May 1
                        following Retirement from the Company. The number of installments is __ (must be at least 2 and not exceed
                        15). The installments will be calculated in accordance with the terms of the Plan unless another payout schedule is specified and attached hereto.

THIS RE-DEFERRAL ELECTION IS EXECUTED AND AGREED:

                                                                 (Election Date)
-------------------------------------         -------------------
(Signature)                                   (Date)

-------------------------------------         ----------------------------------
(Print Name)                                  (Social Security Number)

Agreed:

Redwood Trust, Inc.

Name:
     --------------------------------
Title:
      -------------------------------
Date:
     --------------------------------

================================================================================

                               REDWOOD TRUST, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                           INVESTMENT CHANGE ELECTION

================================================================================

CHANGE IN INVESTMENT OPTION ON DEFERRALS

I wish to change the investment option previously set forth under my Deferral Election dated ___________, 2_______. I understand this is a one-time, irrevocable change to that Deferral Election. All other terms of that Deferral Election remain in effect. I now opt:

(i) to direct ___% of all future deferrals under that Deferral Election to the Interest Account and ___% to the Stock Equivalent Account,

(ii) to direct $_______, or _____% of my existing deferrals under that Deferral Election that are currently invested in my Interest Account into the Stock Equivalent Account effective on the date specified in the Plan as set forth below.

THIS INVESTMENT CHANGE ELECTION IS EXECUTED AND AGREED:

                                                                 (Election Date)
----------------------------------------------     --------------
(Signature)                                        (Date)

----------------------------------------------     -----------------------------
(Print Name)                                       (Social Security Number)


Agreed:

Redwood Trust, Inc.
Name:
     -----------------------------------------
Title:
      ----------------------------------------
Date:
     -----------------------------------------

================================================================================

                               REDWOOD TRUST, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                      ELECTION TO DEFER STOCK OPTION GAINS

================================================================================

In accordance with the Redwood Trust, Inc. Executive Deferred Compensation Plan, I irrevocably elect to defer the gain from the exercise of the stock options listed in the table below to the extent therein indicated. In making this election, I understand that:

o These options may not be exercised before six months have passed since the date of this election.

o The exercise price of these options must be paid to the Company through deemed delivery of shares of the Company's common stock that I already own using the attestation method.

o The shares used for payment must have been owned by me for more than six months and must not have been used for another stock option exercise within the past six months or acquired pursuant to another compensation plan within the past 12 months.

o Upon exercise of any of these options, my Stock Equivalent Account under the Plan will be credited with a number of stock equivalent units equal to the number of gain shares being deferred.

o I understand that dividend equivalents will be paid on my stock equivalent units and that I can elect to receive them in cash or defer them into my Interest Account under the Plan as indicated on my Deferral Election form.

                                                                                              # OF GAIN
                                                            # OF ATTEST       # OF GAIN        SHARES
                      STOCK OPTION                             SHARES          SHARES         DEFERRED
---------------------------------------------------------- --------------- ---------------- --------------
  GRANT DATE     # OF SHARES     EXERCISE     EXPIRATION
                                  PRICE          DATE
---------------- ------------- ------------- ------------- --------------- ---------------- --------------
---------------- ------------- ------------- ------------- --------------- ---------------- --------------

---------------- ------------- ------------- ------------- --------------- ---------------- --------------

---------------- ------------- ------------- ------------- --------------- ---------------- --------------

---------------- ------------- ------------- ------------- --------------- ---------------- --------------

---------------- ------------- ------------- ------------- --------------- ---------------- --------------

---------------- ------------- ------------- ------------- --------------- ---------------- --------------
                                                  TOTALS:

---------------- ------------- ------------- ------------- --------------- ---------------- --------------

This election is subject to the terms of the Executive Deferred Compensation Plan and the stock option plan and each stock option agreement under which the respective options were granted.

I affirm that my decision to defer was not made in reliance upon any financial or tax information or advice provided by the Company, and I understand that no ruling or determination has been obtained from the Internal Revenue Service that guarantees the deferral of income taxes under this program.

                                                                 (Election Date)
----------------------------------            -------------------
(Signature)                                   (Date)

----------------------------------            ----------------------------------
(Print Name)                                  (Social Security Number)

THIS FORM MUST BE COMPLETED AND RETURNED TO THE COMPANY AT LEAST 6 MONTHS PRIOR
                        TO EXERCISE OF ANY OPTION LISTED